1
Exhibit 10.6.

Form of Participant Agreement for Long-Term

Incentive Plan
PARTICIPANT

AGREEMENT
[NAME, TITLE]
This

Participant

Agreement

(the “Agreement”)

is made

as of

the

[DAY]

day

of

[MONTH],

[YEAR],

between

Capital
City

Bank

Group,

Inc.,

a

Florida

corporation

(the

“Company”),

and

[NAME]

(“Participant”).

Capitalized

terms

used

and

not
otherwise defined herein shall have

the meanings attributed thereto in

the Capital City Bank Group,

Inc. 2021 Associate Incentive
Plan (the “Plan”).
WHEREAS
, the Participant is a key

officer or associate of the Company or

one of its subsidiaries who has been

selected
to

receive

an

Award

of

Performance

Share

Units

under

the

Plan

by

the

Compensation

Committee

of

the

Company’s

Board

of
Directors (the “Committee”).
NOW,

THEREFORE
, in

consideration of

the premises

and the

mutual covenants

contained herein,

and for

other good
and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.

Grant.

(a)

Performance

Share

Units.

Upon

the

execution

of

this

Agreement,

the

Committee

hereby

grants

the
Participant an Award

of up to

[NUMBER] Performance

Share Units, to

be payable in

one installment, upon

the attainment of

the
performance goals set

forth in Exhibit

A and subject

to the terms

and conditions of

this Agreement and

the Plan.

Upon issuance,
the Performance Share Units shall be immediately converted to shares (the

“Shares”) of Common Stock of the Company.
(b)

Cash.

Upon

the

execution

of

this

Agreement,

the

Committee

hereby

grants

the

Participant

a

Cash
Award

of up to

$[NUMBER], to be

payable in one

installment, upon

the attainment of

the performance

goals set forth

in Exhibit
A and subject to the terms and conditions of this Agreement and the Plan.
2.

Earnings Goals.

The Performance

Share Units

are hereby

awarded on

the basis,

and Shares

shall be

issued at
the time of

achievement, of the

earnings goals for

such Performance

Share Units set

forth on Exhibit

A (“Earnings Goals”).

The
Shares

shall

not

be

issued,

and

Participant

shall

lose

all

rights

to

same,

if

(i)

the

Earnings

Goals

set

forth

on

Exhibit

A

and
applicable to those issuances

are not met, (ii) the

Company reports negative

earnings for the calendar

year (no Performance Share
Units shall

be issued

for that

calendar year

and all

rights to

same shall

be forfeited),

or (iii)

prior to

the award

date, Participant
ceases to

be employed

by the

Company or

any subsidiary

for any

reason, including

death, disability

or voluntary

or involuntary
termination, with

or without

cause, or

is employed

in a

capacity of

lesser responsibility

within the

Company or

Subsidiary from
that now occupied

by Participant.

The failure

to meet an

Earnings Goal in

one calendar year

will not affect

the prior issuance

of
Shares pursuant to a previously satisfied Earnings Goal.
3.

Representations and Warranties

of the Participant.

The Participant represents, warrants and covenants that:
(a)

Knowledge

and

Experience.

The

Participant

has

such

knowledge

and

experience

in

financial

and
business matters

that he

or she, together

with his

or her

professional advisor,

if any,

is capable

of evaluating

the merits

and risks
of

receipt

of

the

Shares.

The

Participant

has

had

access

to

such

information

concerning

the

Company,

including

its

current
financial statements,

as the Participant

deems necessary

to enable him

or her to

make an informed

decision concerning receipt

of
the Shares.
(b)

Withholding

Taxes.

The Participant

acknowledges

and agrees

that the

Company

may withhold

from
the

Participant’s

cash

compensation

(whether

paid

in

the

form

of

salary,

bonus

or

other

type

of

cash

payment)

an

amount
calculated on

the taxable

income recognized

by the Participant

with respect to

all compensation

paid hereunder,

calculated at the
maximum withholding

rate permitted for

the Company under

the Internal Revenue

Code of 1986, as

amended (the “Code”).

The
date

of

such

taxable

income

recognition,

and

the

Company’s

corresponding

right

to

withhold

from

Participant’s

cash
compensation

shall

occur

on

the

first

date

the

Participant

has

the

right

to

receive

the

Shares,

whether

or

not

the

Participant
exercises that right.

4.

No Change in Employment

Status.

Nothing in the Agreement

shall alter, in

any way,

Participant’s employment
status with the

Company,

nor shall anything

in this Agreement

confer upon the

Participant any right

to continue in

the employ of
the

Company

or

any

of

its

subsidiaries

or

interfere

in

any

way

with

the

rights

of

the

Company

to

change

or

terminate

the
employment

of

the

Participant.

Designation

as

a

Participant

pursuant

to

this

Agreement

will

not

confer

any

right

on

the
Participant

to

be

designated

as

a

Participant

in

the

future.

This

paragraph

shall

not

change

the

terms

and

conditions

of

any
employment

agreement in effect between the Participant and the Company.
5.

Interpretation.

The

Committee

interpretation

of

this

Agreement,

the

Plan

and

all

other

decisions

and
determinations by the Committee

shall be final and binding

upon the parties hereto.

The Committee may amend

any provision of
this

Agreement

at

any

time;

provided

that,

except

with

the

consent

of

the

Participant,

no

amendment

of

this

Agreement

will
impair

the rights

of the

Participant to

the Shares.

The Committee

shall have

the full

and

exclusive

right to

make

reductions

in
Awards

under

the

Agreement.

In

determining

whether

to

reduce

any

Award

and

the

amount

of

any

such

reduction,

the
Committee shall take

into consideration

such factors

as the Committee

shall determine

reasonable under

the circumstances, in

its
sole and absolute

discretion.

The discretion

of the Committee

does not include

the authority to

change, in

any way,

the payment
date, the

issuance date

or the

timing of

a benefit

hereunder,

whether acceleration

or deferral.

The Committee

does not

have the
authority to increase any

Award

and, if an Award

is reduced by the Committee

for any reason, the

reduction shall be permanently
reduced.

Notwithstanding

any

provision

of

this

Agreement

to

the

contrary,

the

intent

of

the

parties

is

that

benefits

under

this
Agreement

comply with

Internal Revenue

Code Section

409A (“Section

409A”),

as may

be amended

from time

to time,

to the
extent subject

thereto, and,

accordingly,

to the

maximum extent

permitted, this

Agreement shall

be interpreted

and administered
to

be

in

compliance

therewith.

To

the

extent

any

amount

accrued

or

payable

under

this

Agreement

is

or

becomes

subject

to
Section 409A, this Agreement shall be interpreted and construed in a manner consistent with

Section 409A.
6.

Company Rights.

This Agreement shall

not in any

way affect the

right of the

Company to make

changes of its
capital structure or to merge or consolidate or to dissolve, liquidate or sell all or any part of its business or its assets.
7.

Plan.

The terms

and provisions

of the

Plan are

incorporated

herein by

reference, and

Participant

agrees to

be
bound

by

all

such

terms

and

provisions.

In

the

event

of

a

conflict

or

inconsistency

between

any

terms

and

conditions

of

this
Agreement and the Plan, the Plan shall govern and control.
8.

Miscellaneous.

This

Agreement

and

the

Plan

represent

the

entire

understanding

and

agreement

between

the
parties

with

respect

to

the

subject

matter

of

this

Agreement,

and

supersedes

all

other

negotiations,

understandings

and
representations

(if

any)

made

by

and

between

the

parties.

All

of

the

terms

and

provisions

of

this

Agreement

shall

be

binding
upon,

inure

to

the

benefit

of,

and

be

enforceable

by

the

parties

and

their

respective

heirs,

legal

representatives,

successors

and
permitted assigns,

whether so

expressed or

not.

No party

shall assign

its rights

or obligations

under this

Agreement without

the
prior written consent of each other party to this Agreement.
The

headings

contained

in

this

Agreement

are

for

convenience

of

reference

only,

and

shall

not

limit

or
otherwise

affect

in

any

way

the

meaning

or

interpretation

of

this

Agreement.

If

any

part

of

this

Agreement

or

any

other
agreement

entered

into

pursuant

to

this

Agreement

is

contrary

to,

prohibited

by

or

deemed

invalid

under

applicable

law

or
regulation,

such

provision

shall

be

inapplicable

and

deemed

omitted

to

the

extent

so

contrary,

prohibited

or

invalid,

but

the
remainder

of

this

Agreement

shall

not

be

invalidated

thereby

and

shall

be

given

full

force

and

effect

so

far

as

possible.

All
covenants,

agreements,

representations

and

warranties

made

in

this

Agreement

or

otherwise

made

in

writing

by

any

party
pursuant to

this Agreement

shall survive

the execution

and delivery

of this

Agreement and

the consummation

of the

transactions
contemplated hereby.
The

parties

acknowledge

that

a

substantial

portion

of

the

negotiations

and

anticipated

performance

of

this
Agreement occurred or

shall occur in Leon

County,

Florida.

Any civil action

or legal proceeding

arising out of or

relating to this
Agreement

shall

be

brought

in

the

courts

of

record

of the

State of

Florida

in

Leon

County

or

the

United

States

District

Court,
Northern

District

of

Florida.

Each

party

consents

to

the

jurisdiction

of

this

court

in

any

civil

action

or

legal

proceeding

and
waives any

objection to

the laying

of venue

of any

civil action

or legal

proceeding in

court.

Service of

any court

paper may

be
effected

on

a party

by mail,

as provided

in this

Agreement,

or in

any other

manner

as may

be provided

under applicable

laws,
rules of procedure or local rules.

This Agreement

and all

transactions contemplated

by this

Agreement shall

be governed

by,

and construed

and
enforced

in accordance

with, the

internal

laws of

the State

of

Florida

without

regard

to principles

of conflicts

of

laws.

If

any
legal

action

or

other

proceeding

is

brought

for

the

enforcement

of

this

Agreement,

or

because

of

an

alleged

dispute,

breach,
default,

or

misrepresentation

in

connection

with

any

provision

of

this

Agreement,

the

successful

or

prevailing

party

or

parties
shall be entitled to recover reasonable

attorneys' fees, sales and use taxes,

court costs, and all other expenses

even if not taxable as
court costs.

This Agreement

may be executed

in one or

more counterparts,

each of

which shall be

deemed an

original, but

all of
which together shall constitute one and the same instrument.

IN WITNESS

WHEREOF
, the

parties have

caused this

Participant Agreement

to be

signed as

of the

date first

written
above.
Witnesses :

CAPITAL CITY BANK

GROUP,

INC.

By:

[NAME]

[TITLE]

[NAME]
______________________________

[TITLE]

EXHIBIT A
[YEAR] EARNINGS GOALS
The

purpose

of

Exhibit

A

is

to

set

forth

the

Earnings

Goals

and

to

advise

the

Participant

as

to

the

potential

number

of
Performance Share Units which may be earned under the Plan if the Earnings

Goals are achieved.

Performance Share Units
Performance Share

Units may be

earned for achieving

Compound Annual Growth

Rate (“CAGR”) in

Diluted Earnings per

Share
(“DEPS”).

The level of economic

value of eligible Performance

Share Units ranges from zero

to a maximum of $[NUMBER]

(at
the date

of grant).

The Participant

is eligible

to receive

up to

[NUMBER] Performance

Share Units

if the

established

Earnings
Goals are achieved.

If the CAGR is

greater than [NUMBER]%

and less than

or equal to [NUMBER]%,

then the economic

value
of the award will be awarded on a pro-rata basis.

Payment will be based on three-year compounding.
[YEAR]Plan EPS
CAGR
($[NUMBER]
in [YEAR])
Economic
Value of
Shares
# of Shares

@
$[NUMBER]
Cash
Total
Award
Value
Shares convertible

from Performance

Share Units

will be

issued in

the calendar

quarter following

the calendar

year in which

the
Performance

Share Units

were earned.

The value

of the

Shares

issued is

treated

as compensation

and creates

an additional

tax
liability

for

the

Participant

as of

the first

date

the Participant

has

the right

to receive

the Shares,

whether

or not

the Participant
exercises that right.
CASH AWARD
Cash may be earned for achieving

Compound Annual Growth Rate (“CAGR”) in

Diluted Earnings per Share (“DEPS”) in a range
from zero

to a

maximum of

$[NUMBER].

If the

CAGR is

greater than

[NUMBER]% and

less than

or equal

to [NUMBER]%,
then the cash value portion of the award will be awarded on a pro-rata basis.

Payment will be based on three-year compounding.
Due to the

complexities of the

tax laws and

circumstances which may

affect individual participants,

the Participant is

encouraged
to consult with the Participant’s tax

advisor concerning any possible tax consequences of this transaction.